Exhibit 10.2

                                 AMENDMENT NO. 1
                                       TO
                            STOCK PURCHASE AGREEMENT

                                   dated as of

                                  April 7, 1999

                                      among

                                 RCN CORPORATION

                                       and

                          HMTF LIVE WIRE INVESTORS, LLC

                                       and

                                HM4 RCN PARTNERS










(NY) 17431/028/SPA/amend1.spa.wpd
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                                TABLE OF CONTENTS


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SECTION 1.  Definitions; References..............................1
SECTION 2.  Representations and Warranties of Buyer..............1
SECTION 3.  Representations and Warranties of Assignee...........1
SECTION 4.  Covenants of the Assignee............................2
SECTION 5.  Amendment to Article 3...............................2
SECTION 6.  Amendment to Article 5...............................2
SECTION 7.  Certificate of Designations..........................2
SECTION 8.  Amendments...........................................2
SECTION 9.  Governing Law........................................2
SECTION 10.  Counterparts........................................2


Exhibit A      Certificate of Designations, Preferences and Rights
               of Series A 7% Senior Convertible Preferred Stock

                               AMENDMENT NO. 1 TO
                            STOCK PURCHASE AGREEMENT


      AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT dated as of April 7, 1999 among RCN Corporation, a Delaware corporation (the "CORPORATION"), HMTF Live Wire Investors, LLC, a Delaware limited liability company ("BUYER") and HM4 RCN Partners, a Texas general partnership ("ASSIGNEE").

      WHEREAS, the Corporation and Buyer have entered into a Stock Purchase Agreement (the "STOCK PURCHASE AGREEMENT") dated as of March 18, 1999;

      WHEREAS, Buyer and Assignee have entered into an Assignment and Assumption Agreement (the "ASSIGNMENT AGREEMENT") dated as of April 7, 1999, in accordance with Section 11.04 of the Stock Purchase Agreement, pursuant to which Buyer assigned and Assignee assumed all of Buyers rights and obligations under the Stock Purchase Agreement (and the Corporation acknowledged such assignment and assumption);

      WHEREAS, the Corporation, Buyer and Assignee have agreed to amend the Stock Purchase Agreement as set forth herein;

      NOW, THEREFORE, the parties hereto agree as follows:

      SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Stock Purchase Agreement shall have the meaning assigned to such term in the Stock Purchase Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Stock Purchase Agreement shall from and after the date hereof refer to the Stock Purchase Agreement as amended hereby.

      SECTION 2. Representations and Warranties of Buyer. Buyer represents and warrants to the Corporation as of the date hereof that Assignee is an Affiliate of Buyer.

      SECTION 3. Representations and Warranties of Assignee. Assignee represents and warrants to the Corporation as of the date hereof that each representation and warranty of Buyer set forth in Article 4 of the Stock Purchase Agreement is true and correct as of the date hereof with respect to Assignee (except that references to limited liability company status, power and authority in


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Sections 4.01, 4.02 and 4.04 shall be deemed references to general partnership status, power and authority).

      SECTION 4. Covenants of the Assignee. The Assignee agrees with the Corporation that, pursuant to the Assignment Agreement, it will perform all of the obligations of Buyer under the Stock Purchase Agreement subject to and in accordance with the terms and conditions of the Stock Purchase Agreement.

      SECTION 5. Amendment to Article 3. Section 3.03 of the Stock Purchase Agreement is amended by (i) deleting "Except as set forth in Schedule 3.03 hereto, the" and (ii) inserting "The" in its place.

      SECTION 6. Amendment to Article 5. Section 5.04 of the Stock Purchase Agreement is amended by adding the following sentence to the end of such section:

      "At such time as Buyer ceases to hold the minimum amount of Preferred Shares or Common Stock that would entitle Buyer to designate a Buyer Director under this Section 5.04, then Buyer's right to designate such additional director shall cease and, upon notice of termination from the Corporation to Buyer, the term of office of the Buyer Director shall forthwith terminate and the size of the Board of Directors shall be reduced accordingly."

      SECTION 7. Certificate of Designations. The form of Certificate of Designations attached to the Stock Purchase Agreement as Exhibit A thereto is amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

      SECTION 8. Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment of any term or condition of the Stock Purchase Agreement and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

      SECTION 9. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without regard to the conflicts of law rules of such state.

      SECTION 10. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This


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Amendment shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto.

















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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              RCN CORPORATION

                              By: /s/ Bruce Godfrey
                                  ----------------------------------------
                                  Name: Bruce Godfrey
                                  Title: Executive Vice President and CFO



                              HMTF LIVE WIRE INVESTORS, LLC

                              By: /s/ Andrew Rosen
                                  ----------------------------------------
                                  Name: Andrew Rosen
                                  Title: Vice President



                              HM4 RCN PARTNERS

                              By: HM4 RCN Qualified Fund, L.P., its
                                managing partner

                              By: Hicks, Muse GP Partners IV, L.P., its
                                 general partner

                              By: Hicks, Muse Fund IV LLC, its
                                 general partner

                              By: /s/ Andrew Rosen
                                  ----------------------------------------
                                  Name: Andrew Rosen
                                  Title: Principal



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